UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

VAPOR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3001 Griffin Road

Dania Beach, Florida 33312

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On April 8, 2016, Greg Brauser, a member of the Board of Directors (the “Board”) and President of Vapor Corp. (the “Company”), informed the Board of his decision to resign from the Board and as President, effective immediately.  Mr. Brauser’s resignation was not due to any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Mr. Brauser will become a Consultant to the Board. Mr. Brauser entered into an Executive Services Consulting Agreement with the Company dated as of April 11, 2016 (the “Consulting Agreement”), the term of which is two years. Under the Consulting Agreement, Mr. Brauser will receive the following benefits in connection with consulting services that he will provide to the Company beginning on April 11, 2016: (1) a consulting fee of $50,000 payable at the time the Consulting Agreement is executed, and (2) thereafter monthly installments of $10,000 for 24 months. A copy of Consulting Agreement is included as Exhibit 10.1 to this Form 8-K.

(b) On April 11, 2016, the Board appointed Chris Santi, the Company’s Chief Operating Officer, to serve as the Company’s President, effective as of April 11, 2016. A copy of a press release announcing Mr. Santi’s appointment is included as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events

On April 11, 2016, the Company issued a press release announcing that the Series A Warrant Standstill Agreements (the “Amended Standstill Agreements”) had been amended and restated to permit the exercise of additional Series A Warrants. Pursuant to the terms of the Amended Standstill Agreements, on any given trading day that a holder (each, a “Holder”) of the Series A Warrant wishes to exercise its Series A Warrants, such Holder has agreed that it will not exercise its Series A Warrant into a number of shares of common stock in excess of its pro rata percentage of, in the aggregate among all Holders, 100% of the highest daily composite trading volume of the Company’s common stock for any of the three trading days immediately prior to exercise. If a Holder does not exercise its pro rata portion on a given trading day, the unexercised amounts roll over and cumulate with subsequent trading days in the same calendar week. More than 85% of the Series A Warrants are subject to the Amended Standstill Agreement. A copy of this press release is included as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Executive Services Consulting Agreement, by and between Gregory Brauser and the Company, dated as of April 11, 2016

99.1	Press release, dated April 11, 2016, announcing the appointment of Christopher Santi as new President of Vapor Corp.

99.2	Press release, dated April 11, 2016, regarding the Second Amended and Restated Series A Warrant Standstill Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

Date: April 11, 2016	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Services Consulting Agreement, by and between Gregory Brauser and the Company, dated as of April 11, 2016

99.1	Press release, dated April 11, 2016, announcing the appointment of Christopher Santi as New President of Vapor Corp.

99.2	Press release, dated April 11, 2016, regarding the Second Amended and Restated Series A Warrant Standstill Agreement

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